Exhibit 4(a)3

Any text removed pursuant to the Company's confidential treatment has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

Amendment 155
to the
Amended and Restated License Agreement
for the Use and Marketing of Programming Materials
dated May 31, 1996 (the "1996 Agreement")
between
International Business Machines Corporation (IBM)
and
Dassault Systemes, S.A. (OWNER)

This Amendment ("Amendment") is entered into by and between International Business Machines Corporation ("IBM"), incorporated under the laws of the State of New York and Dassault Systemes, S.A. ("OWNER"), a French société anonyme.

Whereas, OWNER is the owner of 3D/2D Computer Aided Design/Computer Aided Manufacturing/Computer Aided Engineeering/Product Integrated Management software programs marketed under various trademarks.

Whereas, the parties wish to add new CATIA, ENOVIA and SMARTEAM products and new migration paths for CATIA R17 to the 1996 Agreement.

Whereas, the parties wish to change the royalties for academic licenses and the V5 support period, and update the list of Listed Customers.

Whereas, the parties wish to amend the 1996 Agreement for the purposes of making the changes associated with the foregoing.

Now therefore, the parties agree as follows:

1.0    CATIA Products

a)
The following CATIA products are added to Table A. of Attachment XXIII:

PLC RELATED ROYALTY
IBM PROGRAM NUMBER
	PRODUCT NAME	STANDARD CONFIGURATION	ADD-ON PRODUCT	SHAREABLE PRODUCT
5691-DIC	CATIA — Academic Discover Configuration	[***]	[***]	[***]
b)
The royalties for the following products are changed as follows:

IBM PROGRAM NUMBER	PRODUCT NAME
5691-PX1	CATIA — PPR PDM Gateway 1 Product is changed from [***] to [***]
5693-PX1	CATIA — PPR PDM Gateway 1 Product is changed from [***] to [***]

c)
Add the following to Table C. V4 to V5 Migration Paths and Royalty Upgrade Charges — US Royalty Table of Attachment XXIII:

FROM		TO		ROYALTY
5626	ANI+FEM+ELF+SPM	5691/5693	SA2+GDY+FMS+FMD	[***]
5626	ANI+FEM+ELF+SPM	5691	SA2+GDY+FMS+FMD	[***]
5626	ANI+FEM+SPM	5693	GPS+FMS+FMD	[***]
5626	ANI+FEM+SPM	5691	GPS+FMS+FMD	[***]
5626	ANI+FEM+SPM	5693	GPS+GAS+FMS+FMD	[***]
5626	ANI+FEM+SPM	5691	GPS+GAS+FMS+FMD	[***]
5626	ANI+FEM+SPM	5693	GPS+GAS+FMS	[***]
5626	ANI+FEM+SPM	5691	GPS+GAS+FMS	[***]
5626	FEI	5691/5693	SA2+FMS+FMD+GS1	[***]
5626	FEI	5691	SA2+FMS+FMD+GS1	[***]
5626	FEI	5691/5693	SA2+FMS+FMD	[***]
5626	FEI	5691	SA2+FMS+FMD	[***]
5626	FEI	5691	SA2	[***]
5626	FAN	5693	GPS+FMS+FMD+GS1	[***]
5626	FAN	5691	GPS+FMS+FMD+GS1	[***]
5626	CAN	5693	GPS+FMS+FMD	[***]
5626	CAN	5691	GPS+FMS+FMD	[***]
5626	CAN	5693	GPS+GAS+FMS+FMD	[***]
5626	CAN	5691	GPS+GAS+FMS+FMD	[***]
5626	CAN	5693	GPS+GAS+FMS	[***]
5626	CAN	5691	GPS+GAS+FMS	[***]
5626	DAA	5691/5693	ME2+GAS+EST+FMS+FMD	[***]
5626	DAA	5691	ME2+GAS+EST+FMS+FMD	[***]
5626	DAA	5691/5693	SA2+FMS+FMD	[***]
5626	DAA	5691	SA2+FMS+FMD	[***]
5626	DAA	5691	SA2	[***]

2.0    ENOVIA Products

Add the following migration paths from EWE to WPE products to Table D of Attachment XXIV:

PLC RELATED ROYALTY
IBM PROGRAM NUMBER
	PRODUCT NAME	STANDARD CONFIGURATION	SHAREABLE PRODUCT	ADD-ON PRODUCT
5691-WPE	ENOVIA — VPM Supply Chain Engineering Exchange Product Migration from 5691-EWE	[***]	[***]	[***]
5693-WPE	ENOVIA — VPM Supply Chain Engineering Exchange Product Migration from 5693-EWE	[***]	[***]	[***]

3.0    SMARTEAM Products

a)
Add the following to Attachment XXV:

PLC RELATED ROYALTY
IBM PROGRAM NUMBER
	PRODUCT NAME	STANDARD CONFIGURATION	ADD-ON PRODUCT	SHAREABLE PRODUCT
5691-CWI	SMARTEAM — CATIA Web Integration Product	[***]	[***]	[***]
5693-CWI	SMARTEAM — CATIA Web Integration Product	[***]	[***]	[***]
5691-TDW	SMARTEAM — CATIA Web Team PDM Integration Configuration	[***]	[***]	[***]

b)
Add the following to Attachment XXV — SMARTEAM Migration Paths:

Migration From	Migration To	PLC Royalty
5691-CIX SMARTEAM - CATIA Xtended Product	5691-CWI SMARTEAM — CATIA Web Integration Product	[***]
5691-CIX SMARTEAM - CATIA Xtended Product	5693-CWI SMARTEAM — CATIA Web Integration Product	[***]
5691-TDX CATIA Xtended Team PDM Configuration	5691-TDW SMARTEAM — CATIA Web Team PDM Integration Configuration	[***]

4.0    WLS Products

a)
Add the following to Table E on Attachment XXIII:

PLC RELATED ROYALTY
IBM PROGRAM NUMBER
	PRODUCT NAME	STANDARD CONFIG.	ADD-ON PRODUCT	SHAREABLE PRODUCT	ENTERPRISE OPTION
5795-DLC	CATIA User Companion for Academic Discover Configuration	[***]	[***]	[***]	[***]
5795-LLC	CATIA User Companion for Academic Learn Configuration	[***]	[***]	[***]	[***]

5.0    Royalties For Academic Use

The parties agree to changes in some of the royalties due to OWNER for academic use licenses, For ease of reference, all applicable royalties are set forth in the table below, and this table supersedes the royalties previously set forth in Section C.10.8 — Royalties for Academic Use:

ACADEMIC USE ROYALTIES
	AP/AG PLC	EMEA PLC	AP/AG ALC	EMEA ALC	AP/AG YLC	EMEA YLC	OTC	PSC	COTC	YMC
Academic Use
5691-ED2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5691-SEH	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5691-DIC	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

7.0    V5 Support

The V5 support period set forth in Amendment 150 is modified so that beginning with V5 Release 17 ("V5R17"), the support period for each initial and subsequent release of all V5 Licensed Programs will be twenty-four (24) months from the date such release is made Generally Available by IBM.

8.0    Exhibit 8. "Listed Customers" is updated to reflect the following changes resulting from acquisitions and divestitures by companies on this list:

  a)
  MatrixOne is deleted, since it has been acquired by OWNER;

  b)
  Alias/Wavefront is deleted, since it was acquired by, and assimilated into, Autodesk; and

  c)
  EDS is deleted, since it has divested UGS.

The following Exhibit 8 incorporates the changes set forth above and replaces in its entirety the prior list of Listed Customers:

EXHIBIT 8
"Listed Customers"

Agile
Autodesk
Bentley Systems, Incorporated
Eigner & Partner
I2
ICEM Technologies
Imageware
Intergraph Corporation
Oracle
Parametric Technology Corporation, including the following subsidiary:
Division, Inc.
SAP
Tecoplan Informatick Incorporated
Think3
UGS, including the following subsidiaries:
    — Unigraphics Solutions, Incorporated
    — Structural Dynamics Research Corporation
    — Engineering Animation Incorporated
    — Metaphase Technology, Incorporated
    — Tecnomatix Technolgies Ltd

9.0    Section C. 14 DELMIA Products

Attachment XXVI DELMIA Products Attachment added by Amendment 153 is deleted and replaced with the following updated Attachment XXVI DELMIA Products. This Attachment is the complete listing of all DELMIA Licensed Programs, with changes to the prior version of the Attachment identified per the legend. For the purpose of this Attachment, the term "Bundle" shall have the same meaning as "Configuration."

Blue and/or + = New Products
Red = Royalty Changes
Purple = Name Change
Black = No Change

PLC Related Royalty (US Dollars)
	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA V5 Configurations
1)	DELMIA — DPM Assembly 2	[***]
2)	DELMIA — DPM Assembly GT 2	[***]
3)	DELMIA — DPM Body In White 2	[***]
4)	DELMIA — DPM Body In White GT 2	[***]
5)	DELMIA — DPM Body In White XT 2	[***]
6)	DELMIA — DPM Process Definition 2	[***]
7)	DELMIA — DPM Process Definition GT 2	[***]
8)	DELMIA — DPM Powertrain 2	[***]
9)	DELMIA — DPM Powertrain GT 2	[***]
10)	DELMIA — DPM Inspection Off-line Programming & Simulation 2	[***]
11)	DELMIA — DPM Inspect 2	[***]

12)	DELMIA — Inspection XT 2	[***]
13)	DELMIA — DPM Inspection Off-line Programming & Simulation GT 2	[***]
14)	DELMIA — DPM ENVISION Assembly 2	[***]
15)	DELMIA — DPM Shop Floor 2	[***]
16)	DELMIA — Robotics Simulation 2	[***]
17)	DELMIA — Robotics Simulation GT 2	[***]
18)	DELMIA — Robotics Simulation XT 2	[***]
19)	DELMIA — Machine Tool Path Simulation 2	[***]
20)	DELMIA — Machine Tool Builder 2	[***]
21)	DELMIA — Tolerance Analysis of Deformable Assembly 3	[***]
22)	DELMIA — Virtual NC Zip Mill 2	[***]
23)	DELMIA — DPM Assembly GT — Mfg Hub Bundle	[***]
24)	DELMIA — Advanced Manufacturing Engineer	[***]
25)	DELMIA — DPM Assembly — Mfg Hub Bundle	[***]
26)	DELMIA — DPM Body In White GT — Mfg Hub Bundle	[***]
27)	DELMIA — DPM Body In White — Mfg Hub Bundle	[***]
28)	DELMIA — DPM Body In White XT — Mfg Hub Bundle	[***]
29)	DELMIA — DPM ENVISION Assembly — Mfg Hub Bundle	[***]
30)	DELMIA — Manufacturing Engineer	[***]
31)	DELMIA — DPM Powertrain GT 2 — Mfg Hub Bundle	[***]
32)	DELMIA — DPM Powertrain 2 — Mfg Hub Bundle	[***]
33)	DELMIA — DPM Shop Floor — Mfg Hub Bundle	[***]
34)	DELMIA — Robotics Simulation GT — Mfg Hub Bundle	[***]
35)	DELMIA — Robotics Simulation — Mfg Hub Bundle	[***]
36)	DELMIA — Robotics Simulation XT — Mfg Hub Bundle	[***]
37)	DELMIA — DPM Process Definition GT — Mfg Hub Bundle	[***]
38)	DELMIA — DPM Process Definition — Mfg Hub Bundle	[***]
39)	DELMIA — Shop Floor 2 Bundle	[***]
40)	DELMIA — CENIT cPost	[***]
PLC Related Royalty (US Dollars)
	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA V5 Products
41)	DELMIA — Human Activity Analysis 2		[***]	[***]
42)	DELMIA — Human Basic Activities 2		[***]	[***]
43)	DELMIA — Human Builder 2		[***]	[***]

44)	DELMIA — Human Measurements Editor 2	[***]	[***]
45)	DELMIA — Human Modeling Complete 2	[***]	[***]
46)	DELMIA — Human Posture Analysis 2	[***]	[***]
47)	DELMIA — Human Task Simulation 2	[***]	[***]
48)	DELMIA — Arc Welding 2	[***]
49)	DELMIA — DMU Navigator 2	[***]
50)	DELMIA — DMU Optimizer 2	[***]
51)	DELMIA — DMU Space Analysis 2	[***]
52)	DELMIA — DMU Dimensioning & Tolerance Review 1	[***]
53)	DELMIA — 3D Functional Tolerancing & Annotation 2	[***]
54)	DELMIA — Device Building 2	[***]
55)	DELMIA — Engineering Requirements Planner 2	[***]
56)	DELMIA — Electrical Harness Simulation	[***]
57)	DELMIA — Generative Drafting 2	[***]
58)	DELMIA — Interactive Drafting 1	[***]
59)	DELMIA — IGES Interface 1	[***]
60)	DELMIA — Prismatic Machining Preparation Assistant 2	[***]
61)	DELMIA — STEP Core Interface 1	[***]
62)	DELMIA — Real Time Rendering 2	[***]
63)	DELMIA — Robotics OLP 2	[***]
64)	DELMIA — RRS I 2	[***]
65)	DELMIA — RRS II 2	[***]
66)	DELMIA — DPM Assembly Process Simulation 2	[***]
67)	DELMIA — DPM Fastening Process Planner 2	[***]
68)	DELMIA — DPM Work Instructions 2	[***]
69)	DELMIA — Workcell Sequencing 2	[***]
70)	DELMIA — Device Task Definition 2	[***]
71)	DELMIA — Product Knowledge Template 1	[***]	[***]
72)	DELMIA — Knowledge Expert 2	[***]
73)	DELMIA — NC Manufacturing Verification 2	[***]	[***]
74)	DELMIA — Standard Robot Library 2	[***]
75)	DELMIA — Tool Selection Assistant 2	[***]
76)	DELMIA — NC Machine Tool Simulation 2	[***]
77)	DELMIA — MULTICAx I Plug-in	[***]	[***]
78)	DELMIA — MULTICAx ID Plug-in	[***]	[***]
79)	DELMIA — MULTICAx IGES Plug-in	[***]	[***]
80)	DELMIA — MULTICAx U Plug-in	[***]	[***]
81)	DELMIA — MULTICAx P Plug-in	[***]	[***]
82)	DELMIA — MULTICAx AD Plug-in	[***]	[***]
83)	DELMIA — MULTICAx SE Plug-in	[***]	[***]
84)	DELMIA — MULTICAx Solidworks Plug-in	[***]	[***]
85)	DELMIA — MULTICAx STEP Plug-in	[***]	[***]
86)	DELMIA — DMU Fastening Review 2	[***]	[***]
87)	DELMIA — Machining Tolerancing Assistant 2	[***]
88)	DELMIA — CENIT FasTIP	[***]
89)	DELMIA — CENIT FasTRIM	[***]
90)	+DELMIA — Equipment Arrangement 2	[***]
91)	+DELMIA — Production System Analysis 2	[***]

PLC Related Royalty (US Dollars)
	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA Process Engineer Configurations
92)	DELMIA — PPR Navigator for Manufacturing Hub	[***]
93)	DELMIA — PPR Navigator for Manufacturing Hub Rapid	[***]
94)	DELMIA — Process & Resource Planner	[***]
95)	DELMIA — Process & Resource Planner Rapid	[***]
96)	DELMIA — Process Engineer	[***]
97)	DELMIA — Process Engineer Rapid	[***]
98)	DELMIA — Industrial Engineer	[***]
99)	DELMIA — Industrial Engineer Rapid	[***]
100)	DELMIA — ENOVIA Manufacturing Hub Access	[***]
PLC Related Royalty (US Dollars)
	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA Process Engineer Products
101)	DELMIA — Product Evaluation			[***]
102)	DELMIA — Process & Resource Planning			[***]
103)	DELMIA — Standard Time Measurement			[***]
104)	DELMIA — Layout Planning			[***]
105)	DELMIA — PPR Loader			[***]
106)	DELMIA — JT Files			[***]
107)	DELMIA — Workload Balancing			[***]
108)	DELMIA — Automatic Line Balancing			[***]
109)	DELMIA — Manufacturing Change Management			[***]
110)	DELMIA — DMU Review 1			[***]
111)	+DELMIA — Standard Time Measurement Data Card Studio			[***]
112)	+DELMIA — Standard Time Measurement MOST			[***]
113)	+DELMIA — Standard Time Measurement MTM-1			[***]
114)	+DELMIA — Standard Time Measurement RWF			[***]
115)	+DELMIA — Standard Time Measurement SAM			[***]
116)	+DELMIA — V4 Engineering Hub to Manufacturing Hub Connection			[***]
117)	+DELMIA — V5 Engineering Hub to Manufacturing Hub Connection			[***]
118)	ORACLE Runtime License		[***]

PLC Related Royalty (US Dollars)
	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA D5 Configurations
119)	ENVISION Telerobotics	[***]
120)	ENVISION Virtual Environment	[***]
121)	ENVISION Virtual Prototyping	[***]
122)	ENVISION Virtual Reality	[***]
123)	IGRIP	[***]
124)	QUEST	[***]
125)	QUEST Express	[***]
126)	ReView	[***]
127)	UltraArc	[***]
128)	UltraGRIP	[***]
129)	UltraPaint	[***]
130)	UltraSpot	[***]
131)	Virtual NC	[***]
132)	INSPECT	[***]
133)	QUEST Advanced	[***]
PLC Related Royalty (US Dollars)
	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA D5 Products
134)	Additional Controller Family		[***]
135)	Additional Robot		[***]
136)	ABB Robot Programming		[***]
137)	Arc Welding		[***]
138)	Assembly Planner		[***]
139)	AXXESS Open Architecture/Virtual Reality		[***]
140)	Cable Simulation		[***]
141)	Calibration and Signature		[***]
142)	Cell Control Design		[***]
143)	Cell Control Monitor		[***]
144)	Cell Control Logic Translator — Siemens		[***]
145)	CLI Device Building		[***]
146)	Custom Macro Encryption		[***]
147)	Custom Macro Read		[***]
148)	Deburring/Finishing		[***]
149)	Dynamics		[***]
150)	Ergonomics Analysis		[***]
151)	Ergonomics		[***]
152)	Human Modeling		[***]
153)	Industrial Robot Library		[***]
154)	Low Level Telerobotic Interface		[***]
155)	Material Removal		[***]
156)	Floating License, Dissimilar Platforms		[***]
157)	Off Line Programming		[***]
158)	OptQUEST		[***]
159)	Paint		[***]
160)	Parasolid Modeling		[***]
161)	QUEST User Manual		[***]

162)	QUEST Virtual Reality	[***]
163)	Remote Display	[***]
164)	Realistic Robot Simulation	[***]
165)	Floating License, Similar Platforms	[***]
166)	Spot Welding	[***]
167)	3D Stereo Vision	[***]
168)	Virtual Collaborative Engineering	[***]
169)	Virtual NC Machine Building	[***]
170)	VRML2x	[***]
171)	Zip Mill	[***]
172)	Batch IGES Translator	[***]
173)	CATIA Direct	[***]
174)	DXF Translator	[***]
175)	Pro/Engineer Translator	[***]
176)	SDRC Translator	[***]
177)	Unigraphics Direct Translator	[***]
178)	ACIS files to/from Parasolid	[***]
179)	ACIS files to Parasolid	[***]
180)	CADDS files to/from Parasolid	[***]
181)	CADDS files to Parasolid	[***]
182)	STEP files to/from Parasolid	[***]
183)	Cell Control	[***]
184)	SNTWK Upgrade	[***]
185)	+IGES Translator	[***]
PLC Related Royalty (US Dollars)
	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA SAFEWORK Configurations
186)	SAFEWORK Basic	[***]
187)	SAFEWORK Human Builder	[***]
188)	SAFEWORK Humanoid	[***]
189)	SAFEWORK Pro	[***]
PLC Related Royalty (US Dollars)
	Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA SAFEWORK Products
190)	Animation		[***]
191)	Anthropometry		[***]
192)	Clothing		[***]
193)	Collision Detection		[***]
194)	Ergonomic Analysis		[***]
195)	Posture Analysis		[***]
196)	Vision		[***]
197)	Virtual Reality		[***]
198)	IGES Translator		[***]
199)	STEP Translator		[***]
200)	STL Translator		[***]

Other than the changes indicated above, it is understood that all other terms of the 1996 Agreement including all Attachments and Exhibits thereto remain in full force and effect.

If any provision of this Amendment or the 1996 Agreement (as amended) shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the original intentions of IBM and OWNER as nearly as possible in accordance with applicable law(s).

The parties agree that any reproduction of this Amendment by reliable means (such as facsimile or photocopy) will be considered an original of this Amendment.

Agreed to:		Agreed to:
Dassault Systemes, S.A.		International Business Machines Corporation
By:	/s/ THIBAULT DE TERSANT Authorized Signature	By:	/s/ R.A. ARCO Authorized Signature
Name: Thibault de Tersant		Name: R. A. Arco
Title: EVP & Chief Financial Officer		Title: Director, PLM Product Mgmt. & Worldwide Technical Support
Date: July 24th, 2006		Date: August 14, 2006